NEOSTEM, INC. (“NBS”) Investor Presentation April 2011

 Forward -Looking Statements Included in this presentation are “forward -looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, as well as historical information . Such forward -looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of NeoStem, Inc. and its subsidiaries (collectively, the “Company”), or industry results, to be materially different from anticipated results, performance or achievements expressed or implied by such forward -looking statements . When used in this presentation, statements that are not statements of current or historical fact may be deemed to be forward -looking statements . Without limiting the foregoing, the words "plan," "intend," "may," "will," "expect," "believe," "could," "anticipate," "estimate," or "continue" or similar expressions or other variations or comparable terminology are intended to identify such forward -looking statements, although some forward looking statements are expressed differently . Additionally, statements regarding our ability to successfully develop, integrate and grow the businesses at home and abroad, including with regard to the Company’s research and development efforts in cellular therapy, its adult stem cell and umbilical cord blood collection, processing and storage business, contract manufacturing and process development of cellular based medicines, and the pharmaceuticals manufacturing operations conducted in China, the future of regenerative medicine and the role of stem cells in that future, the future use of stem cells as a treatment option and the role of VSEL™ Technology in that future and the potential revenue growth of such businesses, are forward -looking statements . Our future operating results are dependent upon many factors and our further development is highly dependent on future medical and research developments and market acceptance, which is outside our control . Forward -looking statements may not be realized due to a variety of factors and we cannot guarantee their accuracy or that our expectations about future events will prove to be correct . Such factors include, without limitation, (i) our ability to manage the business despite operating losses and cash outflows; (ii) our ability to obtain sufficient capital or strategic business arrangements to fund our operations and expansion plans, including meeting our financial obligations under various licensing and other strategic arrangements and the successful commercialization of the relevant technology; (iii) our ability to build the management and human resources and infrastructure necessary to support the growth of the business; (iv) our ability to integrate the Company’s acquired businesses successfully and grow such acquired businesses as anticipated; (v) whether a large global market is established for our cellular -based products and services and our ability to capture a share of this market; (vi) competitive factors and developments beyond our control; (vii) scientific and medical developments beyond our control; (viii) our ability to obtain appropriate governmental licenses, accreditations or certifications or comply with healthcare laws and regulations or any other adverse effect or limitations caused by government regulation of the business; (ix) whether any of our current or future patent applications result in issued patents and our ability to obtain and maintain other rights to technology required or desirable for the conduct of our business; (x) whether any potential strategic benefits of various licensing transactions will be realized and whether any potential benefits from the acquisition of these licensed technologies will be realized; (xi) factors regarding our business and initiatives in China and, generally, regarding doing business in China, including through our variable interest entity structure, including (a) costs related to funding these initiatives, (b) the successful application under Chinese law of the variable interest entity structure to the Company’s business, which structure the Company is relying on to conduct its business in China, (c) the ability to integrate the Company and the business operations in China successfully and grow such integrated businesses as anticipated, and (d) the need for outside financing to meet capital requirements; and (xii) other risk factors disclosed in the Company’s periodic filings with the Securities and Exchange Commission which are available for review at www.sec.gov under “Search for Company Filings .” All forward -looking statements attributable to us are expressly qualified in their entirety by these and other factors . We undertake no obligation to update or revise these forward -looking statements, whether to reflect events or circumstances after the date initially filed or published, to reflect the occurrence of unanticipated events or otherwise, except to the extent required by federal securities laws.   3

  About NeoStem NeoStem is accelerating proprietary cellular therapies and becoming a single source for collection, storage, manufacturing, therapeutic development and transport of cells for cell-based medicine and regenerative science globally . As an international biopharmaceutical company, it has adult stem cell operations in the U.S., a network of adult stem cell therapeutic providers in China and a 51% ownership interest in a profitable Chinese generic pharmaceutical manufacturing company .   Progenitor 51% ownership NeoStem’s China Research and Cell Therapy in Suzhou Eyre Affiliated Entities Development 4

  About NeoStem NeoStem is Positioned to be a leader in the Paradigm Shift to Cell-Based Therapeutics 5

  Cell-based Therapy Is Considered The Next Frontier & … Is Happening Now! • Cell-based therapy approaching an inflection point, with establishment of proof-of-concept • Follow the number of cell therapeutics within the regulatory pathway (phase 1-3) • From the origins of bone marrow transplantation (40 years ago) to the approval of the first cell based vaccine, cell based therapy has become a reality. Today the possible clinical applications using cell therapy have expanded dramatically 19,171 Cell Therapy Trials, 3443 Stem Cell Trials & 638 Immunotherapy Trials on Clinicaltrials .gov Cancer Bone Metabolic Liver diseases Solid tumors Osteoarthritis Diabetes Cirrhosis Hematologic Fracture Retinopathy Liver failure CNS Autoimmune Orphan Other Alzheimers Crohn’s disease Thalassemia Wound healing Parkinson’s Ulcerative colitis Fanconi anemia Renal failure Multiple sclerosis Sjogren’s syndrome Hurler’s disease Stroke Lupus Osteopetrosis Cardiovascular Scleroderma Heart failure Cardiomyopathy Peripheral vascular disease Critical limb ischemia Approximate times of the different phases of wound healing, with faded intervals marking substantial variation, depending mainly on wound size and healing conditions, but image does not include major impairments that cause chronic wounds. 6

  66 Case Studies In Cellular Immunity Dendreon: Provenge for Prostate Cancer •Leukapheresis, enrichment of monocytes, NK, B and T cells •Cells incubated with antigen delivery cassette (PAP-GMCSF fusion protein) •Potency determined by measuring surface expression of CD54/ICAM -1 •Cells re-infused into patients (minimum 50 million CD34+ cells per dose) Unamed Client: Development of Cancer Vaccine •Apheresis, isolation of dendritic cells •Treatment of cells ex vivo with a specific antigen construct •Expansion of cells in culture from 10,000 to about 200-600 million •Single apheresis procedure to provide sufficient cells for ten doses of vaccine •Methods to establish potency, comparability and sterility •Cells will be stored frozen •Preparation for manufacturing scale-up to support 750-patient phase 3 trial 7

Progenitor Cell Therapy: An Enabling Transaction

In January 2011, NeoStem completed the equity-based acquisition of Progenitor Cell Therapy (PCT) Which Added Manufacturing, Regulatory Expertise and a Therapeutics Pipeline

- PCT is a World Class Cell Based Manufacturing Operation that currently has a "who's who" list of the industry's top clients
- PCT's expertise and management team provide manufacturing, regulatory, and commercialization expertise for therapeutics development
- Proven track record of success and steady growth to allow it to be a cash neutral business and surpass break even


10 years of experience
Stem Cell Banking Centers
Cell Therapy Development
Progenitor
cGMP Manufacturing
Regulatory Compliance

PCT will enable NeoStem to reduce cost, enhance blood banking business, and accelerate stem cell therapeutic development

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VSEL ™Technology Overview VSEL™ Technology is NeoStem’s proprietary adult stem cell technology with exclusive worldwide license from the University of Louisville • Isolated from a patients own bone marrow, heart peripheral blood, or cord blood VSEL™ • Demonstrates pluripotency and somatic imprinting neuron • Small volume of very small embryonic -like stem cells should provide adequate doses; expandable if necessary pancreas • Easily obtained and stored using cryopreservation to preserve in advance and bank for future use • VSEL stem cells maintain embryonic characteristics yet are classified as adult 9

 VSEL™ Technology Clinical Studies VSEL mobilization is the body’s natural reaction to acute injury Mobilization of Bone Marrow -Derived Oct -4+ SSEA -4+Very Small Embryonic -Like Stem Cells in Patients Acute Myocardial Infarction Acute Stroke Source: W. Wojakowski, et al J. Am Coll. Cordiol . 2009; 53; 1-9 Source: E. Paczkowska, et al. Stroke 2009; 40;1237 -1244 10

 NeoStem Wound Technology (Worldwide License ) Solid tissue focused treatment now being used in clinic Melanoma Double barreled syringe Back wound after surgery Spraying adult stem Wound completely healed to spray adult stem cells to Remove skin cancer cells into the wound after 7 months Foot Baseline During 3rd Application Almost Healed at 3 months Complete Closure after 6 months • NeoStem awarded $700,000 from the U.S. Army's Medical Research and Materiel Command to advance adult stem cell therapies in treating traumatic wounds • Current Physician IND in place 11

 Patent & Patent Applications NeoStem aggressively is seeking international patent protection for its own technologies . Additionally, NeoStem sponsors research activities at various academic institutions pursuant to which it is given the right to license exclusively certain inventions resulting from the research: •10 patents pending in the U.S., Europe and Asia covering compositions and methods for isolating and transplanting VSEL stem cells   •8 patents pending in the U.S., Canada, Europe and Asia for methods of collecting, isolating and storing stem cells •13 patents pending in the U.S., Europe and Asia for methods and compositions relating to bone and cartilage repair using stem cells •1 issued U.S. patent and 1 pending patent in Taiwan for methods and compositions for restoration of age related tissue loss using stem cells •5 pending patents in the U.S., Europe and Asia relating to wound healing using stem cells •29 issued patents and 49 pending patent applications in the U.S., Australia, Japan, Europe, China and Canada for regulatory T cell compositions, methods of culture and methods of treating or preventing certain diseases   12

 Athelos : A T-Cell Strategy   • Athelos is an 80% owned subsidiary of NeoStem (through PCT). Athelos is developing an autologous T regulatory cells (T-reg) therapeutic . • Athelos' T-reg therapy represents a novel approach for restoring immune balance by enhancing T-reg cell number and function . • Through exclusive licenses, Athelos has secured the rights to a broad patent estate within the T-reg cell field.   • T-Regulatory Cells (T-reg) have great therapeutic potential in auto-immune diseases such as Graft versus Host Disease (GvHD) and Solid Organ Rejection as well as other auto-immune conditions such as Asthma . – Athelos 001 – a cord blood or peripheral blood derived T-reg to prevent and treat GvHD and solid organ rejection; and – Athelos 002: a peripheral blood derived T-reg for all autoimmune disease . • Phase 1 work in on-going currently and will guide future clinical direction . 13

 Licensed and Are Developing Proprietary Delivery Technology in China Goal: Developing cellular therapy platform in China to generate revenues today and serve as a vehicle for expansion in the future Proprietary Technology Cells Used Currently Potential Future Indication Advancements   Orthopedics MSCs VSELs™ Technology   Wound MSCs VSELs™ Technology   Cosmetic/Skin Rejuvenation MSCs VSELs™ Technology       Fracture of Tibia       Cartilage Repair   Before After Before After 14

 Validating Partnerships Industry   • Participation in Therapeutics with industry leaders Governmental • NeoStem to receive $700,000 from the U.S. Army's Medical Research and Materiel Command to advance adult stem cell therapies in treating traumatic wounds • NeoStem to receive $1.7 million from U.S. Army’s Medical Research and Materiel Command to advance adult stem cell therapies for osteoporosis Academic Collaborators • Sponsored research agreement with University of California, Davis • Sponsored research agreement with the Schepens Eye Research Institute, an affiliate of Harvard • Sponsored research agreement with University of Louisville • Sponsored research agreement/SBIR grant with University of Michigan • Sponsored research agreement with Roger Williams Medical Center Religious Leaders • 5 year exclusive agreement between Vatican’s Pontifical Council for Culture and NeoStem • Vatican’s Pontifical Council for Culture undertaken to commit $1 million to joint initiatives 15 15

 Goals of Cell Therapy Business • Grow revenues from process and assay development, manipulation, cryopreservation, storage, manufacturing and distribution   • Expand contract cGMP manufacturing for other cell therapy centers, academic institutions and companies using China facility in development • Develop NeoStem’s stem cell banking business to include cord blood and adult stem cell services of PCT at cGMP level to offer comprehensive family stem cell banking program   • Develop proprietary cell based products using VSELTM Technology to which NeoStem holds the worldwide license • Develop T-reg therapeutic • Develop stem cell-based therapy for chronic wounds and osteoporosis fueled by Department of Defense Funding 16

 Progressive Stem Cell Environment in China • Favorable clinical and regulatory environment – Greater receptivity toward advanced therapeutics such as stem cell therapy – Actively seeking innovative technologies and therapies from the U.S. • Large and rapidly growing Chinese health care market going through health care reform – 1.3 billion people with growing health care needs – $124 billion investment in healthcare reform by the Chinese government   – Growing medical tourism trend • More favorable pathway for commercializing stem cell based therapies than other geographic markets   • Utilize CROs to cross reference data in the U.S. and China, benefitting from the opportunity to collect data outside of the U.S. to use towards FDA approval 17

 NeoStem’s China Affiliated Entities 1.) Network of Hospitals delivering NeoStem’s Asia licensed Adult Stem Cell technology for Orthopedics using MSCs 1.) Wendeng Hospital – Launched June 2010 2.) Shijianzhuag – Third Hospital signed December 2010 3 3.) A third hospital in Tianjin expected to sign mid 2011 2.* ..1 2.) Building in Beijing – Laboratory Facility for processing, banking, and manufacturing comparable to U.S. > Construction completed December 2010 > Anticipated Operations 2011 3.) Through NeoStem, Inc. collaboration with Enhance Biomedical Holdings adult stem cell collection, processing, and storage business as well as cosmetic and anti-aging business initiated in Taiwan 18

 Suzhou Erye – Profitable & Growing Acquired 51% of Chinese generic therapeutics company, Suzhou Erye (1) Location Suzhou China Suzhou Erye Market Opportunity    Vertically -integrated manufacturer of generic    China announced $124 billion budget to improve antibiotic products and APIs with extensive health care system over three years (2009 -2011) distribution throughout China   – Provide universal medical service to China’s 1.3 billion   – 8 cGMP-certified production lines population   – Extensive distribution network throughout PRC – China to become third largest pharmaceutical market (behind U.S. and Japan)   – No significant customer concentration      70% of current drug portfolio covered by the    Pharmaceutical market forecasted to reach $78 National Insurance Drug List; number of billion by 2013 products covered expected to increase   – Construction of 30,000 new hospitals, clinics and      Revenue more than doubled from 2007 to 2010; healthcare centers new facility expected to double capacity   – New Rural & Urban Cooperative Medical Insurance   – Future profitability to fund expansion of stem cell System – at least 90% of population will be covered by activities 2011      Chinese Antibiotics market was approximately $8 p billion in 2007; $12 billion in 2009   – Strong growth expected to continue venue $32 in Re h Rate – Many antibiotics will be covered as “essential   Growt 91% medicines” under the new healthcare insurance system   ~ giving end users 100% payment coverage – Pipeline Drugs: 2 approved (Omeprazole, Cloxacillin Sodium), 5 pending approvals Adefovir, Clindamycin Phosphate, Faropenem Sodium, Faropenem, Tiopronin)   (1) Acquisition of Suzhou Erye occurred in October, 2009. 19

 Goals of Suzhou Erye • Complete relocation to allow doubling of manufacturing capacity; increase revenues by eliminating inefficiencies associated with transitioning to new facility • Commercialize pipeline drugs • Continue to develop distribution channels domestically as well as the export of API’s business • Continue to add drugs to Erye pipeline both in the antibiotic space as well as in alternate areas where there is high demand for therapies   20

China Market Strategy • Leverage Suzhou Erye platform to capture Chinese market -established operational presence in China   • Accelerate growth of Suzhou Erye -Doubling manufacturing capacity -Addition of new drugs to portfolio   • Build cell banking and manufacturing components to drive near-term revenue growth • Collaborate with leading medical centers in the U.S. and class-A hospitals in China to advance VSEL™ Technology therapies   • Facilitate knowledge transfer between U.S. and China lab operations and accelerate U.S. stem cell therapy cost effectively • Utilize protected IP and proprietary technology to maximize market penetration 21

Summary of NeoStem Business Strategy Integrated Components Create the Foundations for Therapeutics   • PCT is an Industry Leader in Cell Based Manufacturing – Pioneered the Manufacturing of Dendreon’s Provenge – Working with other Industry Leaders – Currently break even business poised to leverage volume • Key Partnerships in Positions to Drive Therapeutics Development – AmorCyte – Phase II Ready AMI Asset (manufacturing client plus less than 1% owned by PCT) – Athelos – T-reg therapeutic heading into the clinic for Autoimmune disease – VSEL Platform: Leveraging Regenerative Power of Adult Stem Cell Therapeutics – Plus Revenue Generation from cellular therapy for academic and corporate client services – Additional Partnerships in Development • Unique Business Model that Generates Revenues – Cord and Adult Cell Banking cGMP Quality creates recurring revenues from annual storage fees – PCT Manufacturing with recent capacity expansion creates potential for free cash flow – 51% ownership in Suzhou Erye creates significant free cash flow to fund therapeutics development and represents a significant asset for NeoStem . – China Stem Cell Regenerative Marketplace is growing rapidly and NeoStem is currently penetrating that marketplace Adult Stem Cell Therapies Cell Manufacturing (1) Banking heart VSEL ™ neuron pancreas 22

 Key Investment Highlights • NeoStem is Diversified with Multiple Platforms Positioned to Capture the Paradigm Shift to Cell based Medicine – Differentiated Cell Therapeutics Platform Company – Core Expertise in a wide range of cell based therapeutics from dendritic Vaccines to Autlogous Stem Cell therapies – Financial Leverage in PCT CMO Operations : Revenues associated with manufacturing, regulatory consulting and commercialization of therapeutics, stem cell collections and storage with high margin annuity revenue – China Operational Presence – Stem Cell Therapeutics Development & Commercialization is underway! – Validating Partnerships – Industry, Academic, Governmental & Theological Institutions – Funded by a 51% stake in a generic pharmaceuticals operation in China with $70 million in annualized 2010 revenues 23

 Key Executives NeoStem Management Team Robin Smith, MD MBA    MD – Yale; MBA – Wharton   CEO & Chairman of the Board Formerly President     & CEO IP2M (HC multimedia), EVP & CMO HealthHelp (radiology management)      Trustee of NYU Medical Center; Chairman of the Board of NYU Hospital for Joint Diseases (through November 2009) and Stem for Life Foundation Jian Zhang    Joined Erye in 2003; extensive experience in the Chinese pharmaceutical industry   General Manager, Suzhou Erye     Degree in Finance and Accounting from Central Television University   Pharmaceuticals Co., Ltd      Certified Public Accountant in China   Ian Zhang, PhD MBA    PhD in Biotechnology –MBA – University of Chicago President and Managing Director   positions Management and scientific in healthcare and biotech industries for past 20 years   NeoStem (China), Inc      Formerly with Life Technology Corporation; Dynal Biotech (Beijing) Ltd (subsidiary of Invitrogen) Larry May    BS Business Administration – University of Missouri Chief Financial Officer  Treasurer & Controller Amgen;    Formerly at  SVP Finance & CFO at BioSource Intl    Extensive experience building accounting, finance and IT operations Catherine Vaczy, Esq    BA – Boston College; JD – St. John’s University VP and General Counsel   Formerly VP of Legal and Associate General  for Imclone Systems Inc.  Counsel    Formerly Corporate Counsel at Ross & Hardies, New York Office, Life Science Practice    Member of the Board of Stem for Life Foundation Alan Harris,    MD – University of Strasbourg (France); PhD – Erasmus University (Netherlands)   MD PhD FACP FRCP    Currently Adjunct Prof of Pharmacology NYU Medical School; Formerly Assoc Prof of Medicine UCLA School of VP, Regenerative Medicine, Drug Medicine, Dir of Clinical Pharmacology Cedars -Sinai Medical Center   Development and Regulatory Affairs      Formerly with NPS Pharmaceuticals; Pfizer; Schering -Plough; Novartis Andrew Pecora, MD, FACP    MD – University of Medicine and Dentistry of New Jersey CMO of PCT  and Director of the cancer center at University    Chairman Hackensack  Medical Center, and Managing Partner of the Northern New Jersey Cancer Center Robert Preti, PhD    PhD and MS in Cellular Biology / Hematology - New York University President of PCT    One of the country’s leading authorities on cell engineering and the principle investigator for a number of clinical trials relating to stem cell transplantation    10 years experience as Director of Hematopoietic Stem Cell Processing & Research Laboratory George S. Goldberger, MBA    BS Systems Engineering – Polytechnic Institute of NYU; MBA – Wharton VP of Business Development of PCT    Formerly CEO of Goldberger & Associates Inc.   Jason Kolbert, MBA    BS Chemistry – SUNY New Paltz, MBA University of New Haven VP of Strategic Business Development experience on Wall Street as      17 years Research Analyst in biotechnology in US and Asia    6 years in the pharmaceutical industry with Schering -Plough in Japan   24

 Board of Directors NeoStem Board Members Robin Smith, MD, MBA    MD – Yale; MBA – Wharton   CEO & Chairman of the Board    Formerly President & CEO IP2M (HC multimedia), EVP & CMO HealthHelp (radiology management)    Trustee of NYU Medical Center; Chairman of the Board of NYU Hospital for Joint Diseases (through November 2009) and Stem for Life Foundation Eric Wei    BS Mathematics & Economics – Amherst College; MBA – Wharton Managing Partner, RimAsia    Experience – Founder/Managing Partner of RimAsia Capital Partners (private equity); Peregrine Capital Partners Capital, Prudential Securities, Lazard Freres, Citibank; Gilbert Global Equity PartnersCrimson Asia Capital Partners Mingsheng Shi    BSc Economics & Management – Party School of the Communist Party of China Chairman of the Board of    Professional title of Senior Economist Suzhou Erye Pharmaceutical    Extensive experience in pharmaceutical industry in China Steven Myers    BS Mathematics – Stanford University (Independent)    Experience – Founder/Chairman/CEO SM&A (competition management services); career in aerospace and defense sectors supporting DoD & NASA programs Drew Bernstein, CPA    BS – University of Maryland Business School (Independent)    Licensed in State of New York; member AICPA, NYSSCPA and NSA      Experience – Bernstein & Pinchuk LLP (member of BDO Seidman Alliance); PRC auditing; 200+ real estate transactions with $3B+ aggregate value; accountant and business advisor Richard Berman    Over 35 years of venture capital, management, M&A experience (Independent)    Experience – Current Board of Directors of Apricus Biosciences, Easylink Services International, Inc., Advaxis, Inc., Broadcaster, Inc., National Investment Managers Edward Geehr, MD    BS – Yale University; MD – Duke University (Independent)    Experience – Abraxis Bio-Science; Allez Spine; IPC-The Hospitalist Company Andrew Pecora (1), MD, FACP    MD — University of Medicine and Dentistry of New Jersey    Chairman and Director of the cancer center at Hackensack University Medical Center, and Managing Partner of the Northern New Jersey Cancer Center   (1) Expected Q2 2011 25

 Capitalization Table NeoStem Capitalization Table Capitalization (Common Share Equivalent in 000s) Shares Outstanding % Outstanding   Common Stock 78,083 63.3% Total Preferred Shares (common share equivalents) 5,300(1) 4.3% Total Warrants (average exercise price $2.89) 25,114 20.3% Total Options (average exercise price $1.84) 14,927 12.1% Fully-diluted Shares Outstanding 123,424 100.0%   Equity Data (as of 3/14/2011)   (1) Includes Series B and Series E convertible redeemable preferred stock. 26

 Key Financial Metrics (1) Historical Income Statement ($ 000’s) Balance Sheet ($ 000’s) As of  Year Ended 12/31/2010 12/31/2010 Revenue Cash & equivalents  $ 15,612   Pharmaceuticals**  $ 69,584 Current assets $ 46,883   Stem cell and others 237   Total assets  $ 143,025   Total revenues  $ 69,821   Current liabilities $ 32,845 Gross profit 20,153 Total liabilities  $ 56,537 R&D expenses 7,685 Total equity  $ 86,488 Net Loss  $ (23,544) Total liabilities and equity  $ 143,025   Statement of Cash Flows ($ 000’s) Year Ended *The Company Closed a Financing of 12/31/2010 over $19 Million on November 19, 2010 Net cash used in  $ (8,477)   operations   Acquisition of PP&E  $ (16,378) ** 51% Stake in Suzhou Erye with historic earnings of $4-10 million annually 27

 Reviewing The Opportunity … • The potential to impact public health is both realistic and substantial   • Successful products already exist, and more expected will arrive within the next 5 years • The competition in this area is early and many lack the expertise, but it is rising   • Opportunity to create products that offer substantial clinical benefit to a large number of patients Parallels to the early biopharmaceutical industry are unmistakable and striking! 28

 Contact Information   NeoStem, Inc. Robin Smith, MD, MBA Chairman & CEO Phone: (212) 584-4174 Email: rsmith@neostem .com http://www .neostem .com 29